TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Statement of Additional Information, as supplemented

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Effective immediately, the following information will supplement and supersede any contrary information contained in the Prospectus and Statement of Additional Information concerning the Funds:

The first paragraph of the “Securities Lending” risk in the sub-section titled “More on Certain Additional Risks” in the “More on the Risks of Investing in Each Portfolio” section of the Prospectus is replaced in its entirety with the following:

Securities Lending: Each portfolio, except as noted below, may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

The paragraph beneath the title “Lending” in the sub-section titled “Other Investments” in the “Additional Information Regarding Investment Practices” section of the Statement of Additional Information is replaced in its entirety with the following:

Lending

Consistent with applicable regulatory requirements and the limitations as set forth in each portfolio’s investment restrictions and policies, a portfolio may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a portfolio will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a portfolio will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a portfolio with collateral other than cash, the borrower is also obligated to pay the portfolio a fee for use of the borrowed securities. A portfolio does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a portfolio could suffer loss if the loan terminates and the portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

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Investors Should Retain this Supplement for Future Reference

August 31, 2018